1 COMPANY PRESENTATION Q2 2016

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward-looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2015, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, including reconciliations of any non-GAAP financial measures found herein, please reference the supplemental report furnished by the Company on a Current Report on Form 8-K filed on April 28, 2016. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. Unless otherwise noted, all data herein is as of March 31, 2016 and includes 100% of Market Square.

3 BUILDING MOMENTUM Company formed in 2003 Rated investment-grade by S&P and Moody’s Acquired Market Square in Washington, D.C. 2011 and Prior Listed shares on NYSE Sold 49% interest in Market Square Sold 35 non-core assets, reducing markets from 25 to 15 2013 - 2015 2012 Acquired 333 Market Street in San Francisco Sold nine-property portfolio, reducing markets from 30 to 25 Created dedicated management team 333 Market Street Expanded in S.F., N.Y.C., and Boston while continuing to build regional leasing and investment platforms 2016 315 Park Ave. S. The Columbia Story to Date Exited Baltimore with sale of 100 E. Pratt Signed full-building 30+ year lease with NYU Langone Medical Center at 222 E. 41st St in New York

4 IN THE PATH OF GROWTH Grow NAV and Future Cash Flows • High-barrier market / CBD sub-market concentration • Regional investment and leasing platforms Active Leasing & Positioning • Unlock embedded rent upside of acquisitions • Execute capital improvement opportunities to optimize assets Disciplined Capital Allocation • Value-add assets with near-term leasing and/or renovation opportunities • Core-plus assets to provide stable market presence • Opportunistic stock repurchases Strategy Overview 650 California Street  San Francisco

5 MARKET EXPERTISE San Francisco Management Office LEADERSHIP TEAM • Nelson Mills, CEO • Jim Fleming, CFO • Dave Dowdney, SVP – Western Region • Wendy Gill, SVP – Corporate Operations and CAO • Kevin Hoover, SVP – Real Estate Transactions • Adam Popper, SVP – Eastern Region Regional Management Platform Atlanta Corporate Headquarters Washington, D.C. Management Office New York Management Office

6 POSITIONED FOR SUCCESS Portfolio Profile (2016 Q21) All data above based on Annualized Lease Revenue. Urban-Infill properties include University Circle in Palo Alto, CA (San Francisco); 515 Post Oak in Houston’s Galleria submarket; Lindbergh Center in Atlanta’s Buckhead submarket; and Pasadena Corporate Park in Pasadena, CA (Los Angeles). High-Barrier markets include Boston, New York, San Francisco, and Washington, D.C. 12016 Q2 based on annualized lease revenue as of 3/31/16 (pro forma for the dispositions referenced on slide 11) and 100% of Market Square. 2 Includes Market Square at 51%. 55% Multi- Tenant 38% CBD 18% Urban Infill 60% Increase in Portfolio Net Rent / S.F. (2011YE to 2016Q2) 63% ALR from High-Barrier Markets 84% ALR from Target Markets San Francisco, New York, Washington D.C., Boston, S. California, Atlanta, Houston 78% Multi- Tenant 22% Single- Tenant 67% CBD 17% Urban Infill 16% Suburban As of 3/31/20162: • $5.1Bn Gross Real Estate Assets • 27 Properties in 14 Markets • 92.4% Leased • 91.7% Commenced Occupancy • 87.0% Economic Occupancy • 5.9 Years Weighted Average Lease Term

7 HIGH-BARRIER CONCENTRATION 77% 92% 82% 67% 34% 21% 8% 20% 3% 9% 8% 5% 13% 25% 37% 15% 8% 9% 14% 12% 3% 7% 8% 18% 20% 24% 37% 56% 71% 97% 100% 100% 100% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% PGRE SLG ESRT VNO BXP CXP KRC PDM EQC BDN CUZ HIW PKY New York City Boston (CBD) San Francisco Washington, D.C. West L.A. All Other 1 As of 12/31/2015, sourced from Green Street Advisors Company Snapshots, company filings, and SNL Financial; CXP based on annualized lease revenue as of 3/31/16 pro forma for the dispositions referenced on slide 11 and for 100% of Market Square. 2 “High-Barrier Markets” as defined by Green Street Advisors. Market Exposure High-Barrier REITs2 Low-Barrier REITs N et O pe ra tin g In co m e1

8 $41.50 $36.75 $34.00 $32.50 $22.25 $19.25 $19.25 $19.00 $16.50 $14.50 $14.50 $12.50 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 PGRE BXP SLG VNO CXP KRC ESRT PDM BDN PKY HIW CUZ EQC DRIVING GROWTH High-Barrier REITs Low-Barrier REITs Net Rent Per Square Foot Source: For CXP, as of the date noted. For all others, Green Street Advisors Office Sector Update as of 3/17/2016 or recent public filings. 1 Actual full-year results. 2 As of 3/31/16 pro forma for the dispositions referenced on slide 11. $18.07 2011A1 $29.002

9 EXECUTING THE STRATEGY Dispositions • Complete the sale of four assets in process (Cleveland, Newark, Sub. Maryland, Sub. Chicago) Leasing and Operations • Proactively address upcoming expirations • Unlock value of recent acquisitions through leasing and capital projects Capital Markets • Reduce short-term debt and extend maturities Investments • Pursue acquisitions consistent with high-barrier market strategy • Continue opportunistic share repurchases Near-Term Objectives Key Center  Cleveland

10 NEAR-TERM OBJECTIVES Dispositions Total Completed Since Q4 2011 48 properties sold, exiting 18 markets • Predominantly suburban and single- tenant assets • 49% Market Square joint venture $2.3B in proceeds 2016 Disposition Targets • Baltimore (Sold March-2016) • Cleveland • Newark • Suburban Chicago • Suburban Maryland $700M - $800M in anticipated proceeds

11 2016 PLANNED DISPOSITIONS KEY TOWER & KEY MARRIOTT Cleveland 263 SHUMAN BLVD. Naperville, IL 800 N. FREDERICK Gaithersburg, MD 80 PARK PLAZA Newark, NJ

12 275K SF 404K SF 600K SF 192K SF 626K SF 61K SF 319K SF 118K SF 81K SF 183K SF 410K SF 36K SF 24K SF 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2016 2017 2018 2019 2020 SanTan Corp Ctr Toyota Motor Credit 133K SF CH2M 108K SF Energy Center I Foster Wheeler 332K SF University Circle DLA Piper 119K SF Office Max 354K SF NEAR-TERM LEASE EXPIRATIONS Total ALR Expiring by Year1 Same Store 2014/2015 Acquisitions Dispositions in Process P er ce nt ag e of T ot al A LR 315 Park Ave South Credit Suisse 147K SF Three Glenlake Pkwy Newell Rubbermaid 355K SF 1 Based on annualized lease revenue as of 3/31/16 (excluding Littler at 650 California & IBM at 800 N. Frederick which expired on the last day of the quarter) with 51% of Market Square and pro forma for the NYU lease at 222 East 41st Street which was executed in April 2016.

13 LEASING OPPORTUNITIES 650 CALIFORNIA STREET San Francisco Value-add opportunity when acquired in Sept. 2014 − Currently 21% of square feet rolls through 2016 − In-place leases substantially below current market rents1 Large-block space assembled and in the market − 120K SF currently available Driving demand with capital improvements: − New marketing center − Spec suites − Lobby upgrades Beating underwriting rates already, with our first leases − 39K SF leased since acquisition at an average cash rollup of 31% Attracting top rents and tech tenants by capitalizing on iconic design and location New 2nd Floor Marketing Center 1 Based on management’s estimate of market rents.

14 LEASING OPPORTUNITIES 389,522 SF lease executed 4/25/2016 − 30+ Year Term with minimal downtime after Jones Day Oct-2016 expiration − Exceptional tenant credit: NYU AA- rated −NNN with no additional building capital requirements after space has been delivered to NYU − 10% more square footage leased than Jones Day − 2.6% average annual rent increases with no future down market risk − Eliminates multi-tenant lease up execution risk and prolonged downtime after Jones Day expiration − Eliminates 2nd and 3rd generation leasing risk, additional rent concessions, leasing capital costs, and building maintenance costs 222 EAST 41ST STREET New York City

15 Repositioning to take advantage of vacancy in one of the country’s top submarkets 116 HUNTINGTON AVENUE Boston Value-add opportunity acquired Jan. 2015 − In the Back Bay submarket in Boston’s urban core − Immediate lease-up opportunity with 22% current vacancy − Premium top two floors available Positioning to attract top tenants − Strategic capital improvements underway − Highly-amenitized building ideal for traditional or creative tenants LEASING OPPORTUNITIES 1 Based on management’s estimate of market rents. 315 PARK AVENUE SOUTH New York City Positioned to maximize value through leasing and capital improvements Value-add opportunity acquired Jan. 2015 − In Midtown South − Over 50% of square feet rolls through 2017, with current rents well below market1 Driving leasing momentum − Strategic capital improvements − Teaming with top Manhattan office firm, L&L Holding Company, to lead leasing and management Completed 78K SF of leasing to date − Includes recent 45K SF lease with Equinox − Currently negotiating numerous proposals

16 Lobby renovation rendering - Exterior LEASING OPPORTUNITIES MARKET SQUARE Washington, D.C. Proactively re-positioning an iconic asset to drive long-term value Significant availability created by departing law firms and other leases rolling in a challenging market: − Fulbright and Jaworski’s 128K SF expired June 2015; 71K SF re-leased to date − Shearman & Sterling’s 94K SF expired March 2016; 10K SF re-leased to date Re-positioning as market leader − Significant renovations to lobbies and common areas, plus expanded amenities, including new fitness and conference centers Now have signed over 260K SF of leases since 2014 − Includes Edison Electric extended through 2030 (79K sf) Blackstone Property Partners US brought in as 49% JV partner in Q4 2015 Lobby renovation rendering - Interior

17 ONE GLENLAKE PARKWAY Atlanta Positioned as a top competitor in a strong submarket Nearly 100K SF of vacancy − Located in Central Perimeter, Atlanta’s premier suburban market − Opportunity for sizeable block on top two floors Significant progress to date toward stabilizing the building: − Over 135K SF of recent leasing activity since 2013, including new leases with Oracle, Comcast, and McDonald’s − Weighted average remaining lease term of 6.3 years − Amenities recently expanded, and upgrades to lobby and common areas underway LEASING OPPORTUNITIES 80 M STREET Washington, D.C. Adding value through vacancy lease-up and capital enhancements Significant leasing opportunity at this Navy Yard office building − 10% current vacancy with 30% near-term rollover, much from short-term government leases Increasing leasing momentum: − New leasing team on board − Recently signed 45K SF renewal and expansion with Engility − Cosmetic upgrades to lobby and common areas underway, to position as one of the market’s top competitors − Attracting significant leasing interest

18 BALANCE SHEET OVERVIEW • Baa2 Stable / BBB Stable ratings • 35.6% Debt-to-Gross-Real-Estate- Assets • 26.5% Secured / 73.5% Unsecured • 6.38x Net Debt1 to Adjusted EBITDA2 • 3.74x Fixed-Charge Coverage Ratio • Large unencumbered asset pool of $4.1 billion (80% of total portfolio)3 Mortgage Debt Bonds Term Loans Line of Credit 26% 25% 0% 33% 16% 0 Conservative Leverage Diversified Debt Capital Sources Unless otherwise noted, data is as of April 1, 2016; 1 Net Debt is calculated as the total principal amount of debt outstanding, minus cash and cash equivalents and discounts on bonds payable. 2 Q1 2016 EBITDA of $72.8M adjusted for loss on sale of real estate assets of ($0.3M). 3 Based on Gross Real Estate Assets. 4.87% 4.66% 2.19% L+100

19 BALANCE SHEET OVERVIEW 39 122 29 128 166 294 300 150 250 350 0 100 200 300 400 500 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Cu rr en t M at ur iti es  Mortgage Debt ($M)  Bonds ($M)  Line of Credit ($M)  Unsecured Term Loan ($M) Data as of April 1, 2016. 5.87% 1.52% Debt Maturities 4.15% 5.07% 3.52% 2.10% 4.59% 5.83%

20 FOR MORE INFORMATION: Columbia Property Trust Investor Relations Matt Stover T 404 465 2227 E IR@columbiapropertytrust.com 004-CXPPRES1601 229 W. 43rd Street, New York